UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/31/2008

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23190

CA	93-0925818
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Rowland Way, Suite 110 , Novato, CA 94945
(Address of principal executive offices, including zip code)

(415) 893-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On January 2, 2009, Sonic Solutions (the "Company") issued a press release updating financial guidance for its third fiscal quarter ended December 31, 2008. A copy of the press release, dated January 2, 2009, is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Current Report on Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

EX-99.1    Press Release of Sonic Solutions dated January 2, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

Date: January 02, 2009	By:	/s/ David C. Habiger
David C. Habiger
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Sonic Solutions dated January 2, 2009